Exhibit 99.3

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN	DISTRICT OF	TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: June 30, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	July 18, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	July 18, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-1

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH 5/7/03 - 5/31/03	MONTH 6/30/2003	MONTH

ASSETS
1.	UNRESTRICTED CASH	$0	$388,657	$386,670
2.	RESTRICTED CASH	$0
3.	TOTAL CASH	$0	$388,657	$386,670	$0
4.	ACCOUNTS RECEIVABLE (NET)	$4,806,174	$3,751,054	$3,741,104
5.	INVENTORY	$1,716,285	$765,773	$3,376,179
6.	NOTES RECEIVABLE	$0
7.	PREPAID EXPENSES	$203,019	$203,157	$196,861
8.	OTHER (ATTACH LIST)
	Credit card and other receivables	$108,178	$98,215	$105,706
	Deferred tax asset	$104,265	$104,265	$104,265
	Taxes receivable	$3,942,751	$3,942,751	$3,942,751
	Prepaid merchandise	$112,499	$0	$1,320,098
	Employee payroll and travel advances	$5,201	$8,369	$5,028
	TOTAL OTHER	$4,272,894	$4,153,600	$5,477,848
9.	TOTAL CURRENT ASSETS	$10,998,372	$9,262,241	$13,178,662	$0
10.	PROPERTY, PLANT & EQUIPMENT	$3,325,332	$3,327,134	$3,318,198
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$2,694,116	$2,709,612	$2,729,856
12.	NET PROPERTY, PLANT & EQUIPMENT	$631,216	$617,522	$588,342	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
	Goodwill	$3,134,437	$3,134,437	$3,134,437
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$14,764,025	$13,014,200	$16,901,441	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$45,928	$178,980
18.	TAXES PAYABLE		$80,269	$111,002
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
	Vendor receivables and prepaid merchandise		$(1,548,286)	$(244,657)
	Accrued expenses		$674,666	$(145,764)
	TOTAL OTHER		$(873,620)	$(390,421)
23.	TOTAL POSTPETITION LIABILITIES		$(747,423)	$(100,439)	$0
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$636,667	$26,545	$5,076
26.	UNSECURED DEBT	$5,883,256	$5,782,424	$4,982,955
27.	OTHER (ATTACH LIST)
	Vendor receivables and prepaid merchandise	$(112,104)	$(1,595,159)	$(1,595,159)
	Bank account overdraft	$299,324
	Interest Payable			$255,089
	Accrued expenses	$508,925	$345,925	$1,101,691
	Deferred Income Tax			$(12)
	Intercompany payable	$14,985,063	$16,848,152	$19,912,280
	TOTAL OTHER	$15,681,208	$15,598,918	$19,673,889
28.	TOTAL PREPETITION LIABILITIES	$22,201,131	$21,407,887	$24,661,920	$0
29.	TOTAL LIABILITIES	$22,201,131	$20,660,464	$24,561,481	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(7,437,106)	$(7,437,106)	$(7,437,106)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(209,158)	$(222,934)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(7,437,106)	$(7,646,264)	$(7,660,040)	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$14,764,025	$13,014,200	$16,901,441	$0

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-2

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH 5/7/03-5/31/03	MONTH 6/30/2003	MONTH	QUARTER TOTAL

REVENUES
1.	GROSS REVENUES	$1,924,221	$3,373,469
2.	LESS: RETURNS & DISCOUNTS	$15,158	$11,222
3.	NET REVENUE	$1,909,063	$3,362,247	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$1,666,202	$2,784,655	$0	$0
8.	GROSS PROFIT	$242,861	$577,592	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING	$5,389	$21,149
11.	GENERAL & ADMINISTRATIVE	$425,813	$457,660
12.	RENT & LEASE	$91,899	$83,046
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$523,101	$561,855	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(280,240)	$15,737	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
	BANK FEES AND OTHER	$26,045	$16,688
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION	$7,572	$20,244
20.	AMORTIZATION	$7,925
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$41,542	$36,932	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX	$(112,624)	$(7,419)
28.	NET PROFIT (LOSS)	$(209,158)	$(13,776)	$0	$0

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-3

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

CASH RECEIPTS AND DISBURSEMENTS		MONTH 5/7/03-5/31/03	MONTH 6/1/03-6/30/03	MONTH	QUARTER TOTAL

1.	CASH - BEGINNING OF MONTH	$0	$388,657	$386,670
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$11,377
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION		$3,686,554
5.	TOTAL OPERATING RECEIPTS	$2,986,419	$3,697,931	$0	$0
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS	$0
8.	OTHER (ATTACH LIST)
	Cash receipts transfer to Daisytek Inc	$(2,980,968)	$(3,673,372)
	Payroll funding transfer from Daisytek Inc	$350,538	$335,260
	Other cash transfers from Daisytek Inc.	$3,772,232	$5,615,246
	TOTAL OTHER	$1,141,802	$2,277,134
9.	TOTAL NON-OPERATING RECEIPTS	$1,141,802	$2,277,134	$0	$0
10.	TOTAL RECEIPTS	$4,128,221	$5,975,065	$0	$0
11.	TOTAL CASH AVAILABLE	$4,128,221	$6,363,723	$386,670	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$277,704	$246,452
13.	PAYROLL TAXES PAID	$72,834	$88,808
14.	SALES, USE & OTHER TAXES PAID	$467,276	$85,197
15.	SECURED / RENTAL / LEASES	$69,051	$130,665
16.	UTILITIES	$50,823	$24,007
17.	INSURANCE	$0
18.	INVENTORY PURCHASES	$3,194,140	$5,171,164
19.	VEHICLE EXPENSES
20.	TRAVEL	$26,906
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
	BANK FEES	$11
25.	OTHER (ATTACH LIST)		$0
	Bank reconciliation expenses	$(419,181)	$230,759
26.	TOTAL OPERATING DISBURSEMENTS	$3,739,564	$5,977,052	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$3,739,564	$5,977,052	$0	$0
32.	NET CASH FLOW	$388,657	$(1,987)	$0	$0
33.	CASH - END OF MONTH	$388,657	$386,670	$386,670	$0

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-4

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MONTH 5/7/03 - 5/31/03	MONTH 6/30/2003	MONTH

1.	0-30	$4,650,544	$3,397,411	$3,289,127
2.	31-60	$226,922	$447,254	$395,333
3.	61-90	$28,518	$64,183	$222,350
4.	91+	$357,098	$300,592	$278,089
5.	TOTAL ACCOUNTS RECEIVABLE	$5,263,082	$4,209,440	$4,184,899	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$456,908	$458,386	$443,795
7.	ACCOUNTS RECEIVABLE (NET)	$4,806,174	$3,751,054	$3,741,104	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	June 30, 2003
TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL

1.	FEDERAL	$18,678	$0	$0	$0	$18,678
2.	STATE	$74,618	$0	$0	$0	$74,618
3.	LOCAL	$17,706	$0	$0	$0	$17,706
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5.	TOTAL TAXES PAYABLE	$111,002	$0	$0	$0	$111,002
6.	ACCOUNTS PAYABLE	$38,596	$140,384			$178,980

STATUS OF POSTPETITION TAXES				MONTH:	June 30, 2003

			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**		$6,934	$40,469	$39,839	$7,564
2.	FICA-EMPLOYEE**		$5,136	$24,889	$24,481	$5,544
3.	FICA-EMPLOYER**		$5,136	$24,889	$24,481	$5,544
4.	UNEMPLOYMENT		$3	$30	$7	$26
5.	INCOME		$0	$0	$0	$0
6.	OTHER (ATTACH LIST)		$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES		$17,209	$90,277	$88,808	$18,678
STATE AND LOCAL
8.	WITHHOLDING		$1,768	$9,468	$9,261	$1,975
9.	SALES		$51,503	$70,306	$51,049	$70,760
10.	EXCISE		$0	$0	$0	$0
11.	UNEMPLOYMENT		$89	$478	$378	$189
12.	REAL PROPERTY		$0	$0	$0	$0
13.	PERSONAL PROPERTY		$6,553	$6,553	$0	$13,106
14.	OTHER (ATTACH LIST)
	Washington Business and Occupation tax		$500	$500	$0	$1,000
	Los Angeles City Business Tax		$2,300	$2,300	$0	$4,600
	Ohio Workers Compensation Tax		$347	$347	$0	$694
	TOTAL OTHER		$3,147	$3,147	$0	$6,294
15.	TOTAL STATE & LOCAL		$63,060	$89,952	$60,688	$92,324
16.	TOTAL TAXES		$80,269	$180,229	$149,496	$111,002

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-5

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS		MONTH:	June 30, 2003

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Note (A)
B.	ACCOUNT NUMBER:	See Listing Below
C.	PURPOSE (TYPE):	Operating/Dep
1.	BALANCE PER BANK STATEMENT	270,270.38		0.00	270,270.38
2.	ADD: TOTAL DEPOSITS NOT CREDITED				0.00
3.	SUBTRACT: OUTSTANDING CHECKS	795,763.43			795,763.43
4.	OTHER RECONCILING ITEMS	869,334.02		0.00	869,334.02
5.	MONTH END BALANCE PER BOOKS	343,840.97		0.00	343,840.97
6.	NUMBER OF LAST CHECK WRITTEN	85921

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.	Bank One #0005330007003	12/16/2002	C.D.	36,000.00	40,728.72
8.
9.
10.
11.	TOTAL INVESTMENTS			$36,000	$40,729

CASH

12.	CURRENCY ON HAND	$2,100
	Petty Cash
13.	TOTAL CASH - END OF MONTH	$386,670

Note (A)

All of the following bank accounts are included in a single general ledger account. Daisytek performs a consolidated bank account reconciliation.

Listing of Bank Accounts:	Purpose (Type)	Balance per Bank Statement
Bank One #1091198	Operating	44,228.99
Bank One #633681036	Disbursement	25,324.12
Chase #740-5006179-65	Depository	195,903.52
Wells Fargo #045-5477414	Depository	4,813.75

Total Balance All Accounts		270,270.38

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-6

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: June 30, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED MONTHLY PAYMENTS	AMOUNTS PAID DURING	TOTAL UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1	West Lake Farms #2	50,184	50,184	0
2	Cornell Park TCI	4,697	4,697	0
3	Jerome G. Timlim	9,939	9,939	0
4	The Henderson “TPH”	6,022	6,022	0
5	Eden Park “TMI”	5,900	5,900	0
6	1525-45 Capital Drive	6,241	6,241	0
7	Samson Management	29,853	29,853	0
8	William Sands	8,000	0	8,000
9	Richard Schoenberg	14,090	14,090	0
10	Albert Sweet Occidental	2,520	0	2,520
11	Yett Management	3,071	3,071	0
12	William Sands	6,200	0	6,200
13	PARKING CORP.	668	668	0
	TOTAL	147,385	130,665	16,720

Note: The rent payments made in May were for the June 1, 2003 to June 30, 2003 timeframe. The May stub period rents were paid in June 2003.

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-7

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: ###########

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See Attachments for MOR-7 Question 4 and 11

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Daisytek, Incorporated

CASE NAME:	The Tape Company Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11

MOR 7

Question 4

Sum of AMT$

CO	VENDOR#	VENDOR NAME	Total
032	22615399	ABSOPURE WATER “TDE”	$(24.62)
	22637037	AMERITECH “TTC”	$(1,754.70)
	10033130	AT&T	$(3,874.80)
	10487490	AT&T	$(7.70)
	22726013	AT&T “TTC”	$(662.84)
	22714661	AT&T ONENET	$(222.98)
	24655589	AT&T WIRELESS “SS”	$(264.92)
	28037913	AT&T WIRELESS AURORA	$(1,548.72)
	22601501	AT&T WIRELESS“TTC”	$(313.71)
	24817592	B.J. HARDY	$(98.84)
	22655366	BELL SOUTH	$(205.72)
	22601270	BELLSOUTH “TAT”	$(916.53)
	28055855	BOURGEOIS, MARTIN J.	$(2,081.19)
	22616922	BRIAN MOSSEY	$(308.92)
	21738733	BRINKS HOME “TDA”	$(121.04)
	14967095	BUSQUETS, ALEX	$(155.00)
	28015626	CHERYL JOHNSON	$(165.50)
	22606425	CINCINNATI BELL“TCI”	$(1,223.91)
	22637070	CINERGY “TCI”	$(1,850.20)
	28076939	CITY OF DULUTH	$(60.29)
	28003262	CITY WATER	$(96.14)
	21740201	CON EDISON A/C#436015165500051	$(1,185.29)
	22615997	DAVE MELHANDO	$(68.74)
	28017517	DSL.NET	$(361.64)
	11773121	FREEMAN, DAVID	$(170.23)
	22609335	GAIL WORKMAN	$(189.03)
	26985928	JENNIFER FRYC	$(2,464.49)
	22644827	JIM HYPES	$(1,409.77)
	15005120	JIMENEZ,JORGE	$(107.58)
	14856766	JORGE A. JIMENZ.	$(107.58)
	28096614	JUHLINE, V MICHEAL	$(401.90)
	24788681	LAURA DOMINQUEZ	$(188.26)

	22667594	LOS ANGELES DWP “SSS”	$(3,194.46)
	24783396	MARTIN J. BOURGEOIS	$(328.86)
	22601448	MCI “TTC”	$(2,149.31)
	22605967	MCI WORLDCOM“TTC”	$(504.80)
	24797819	MID AMERICAN ENERGY CO	$(3,085.84)
	24653989	MN DEPT OF REVENUE	$(44,461.02)
	50195323	NEIL SARNA	$(148.00)
	22730362	NEOPOST	$(783.25)
	22610871	NEXTEL “TTC”	$(165.36)
	28068883	NICHOLE ALEXANDER	$(177.24)
	22637088	NICOR “TTC”	$(2,251.33)
	22678277	PACIFIC BELL “SS”	$(4,057.90)
	15245887	PATEY, HEATHER A.	$(661.95)
	22601667	PECO ENERGY “TPH”	$(87.84)
	24699688	ROBB TAYLOR	$(4,812.53)
	50444463	SARA BORDEN	$(1,106.92)
	28118588	SBC BILL PAYMENT CENTER	$(74.00)
	28118596	SBC BILL PYMT CHICAGO	$(4,343.84)
	28052671	SBC - TCH	$(217.34)
	28095494	SPRINT	$(117.74)
	24666202	SPRINT PCS	$(204.65)
	28073674	TAYLOR GRADY	$(1,459.61)
	28126713	TCF BANK	$(807.45)
	28125796	TRASATT DAN	$(128.06)
	28020353	TRASSATT, DANIEL	$(266.79)
	21738602	TXU ELECTRIC “TDA”	$(669.85)
	22661301	TXU GAS “TDA”	$(599.11)
	22607938	VERIZON (BELL ATLANTIC)	$(1,748.78)
	22714389	VERIZON NORTHWEST/GTE	$(648.02)
	24770261	VERIZON WIRE CAROL STREAM	$(63.19)
	22601253	VERIZON WIRELESS	$(115.38)
	28045606	VERIZON WIRELESS	$(209.49)
	24802534	VERIZON WIRELESS DALLAS	$(978.88)
	22677733	VERIZON WIRELESS MESSAGING	$(35.00)
	28124363	VERIZON WIRELESS SSN	$(47.21)
	14893559	VERIZON/BELL ATLANTIC	$(1,049.79)
	15261511	VERIZON/BELL ATLANTIC	$(850.86)
	28115344	WHITE, DAN	$(35.96)
	24715131	WORLDCOM	$(8,837.04)
	22615911	XCEL ENERGY	$(170.43)
032 Total			$(114,267.86)

Question 11

CASE NAME:	The Tape Company Tapebargains.com, Inc.

CASE NUMBER:	03-34762-HDH-11

MOR 7

Question 11

Jurisdiction	Amount	Date Paid	Tax Type	Description	Payee Name	Address	City	State	Zip
The Tape Company
CA	9,148.00	6/20/2003	Sales Tax	May 2003 (through May 6)	State Board of Equalization, State of CA	PO Box 942879	Sacramento	CA	94279-7072
DeKalb Co., GA	67.02	6/20/2003	Property Tax	2002	DeKalb County Tax Commissioner	PO Box 100004	Decatur	GA	30031-7004
FL	309.57	6/20/2003	Sales Tax	May 2003 (through May 6)	Florida Department of Revenue	5050 W. Tennessee Street	Tallahassee	FL	32399-0125
GA	12.00	6/20/2003	Income Tax	Notice	Georgia Department of Revenue	PO Box 740397	Atlanta	GA	30374-0397
GA	841.02	6/20/2003	Sales Tax	May 2003 (through May 6)	Georgia Department of Revenue	PO Box 105296	Atlanta	GA	30348-5296
IL	2,420.95	6/20/2003	Sales Tax	May 2003 (through May 6)	Illinois Department of Revenue	PO Box 19045	Springfield	IL	62794-9045
MI	1,437.62	6/20/2003	Sales Tax	May 2003 (through May 6)	State of Michigan, Dept. of Treasury	Dept. 77802	Detroit	MI	48277-0802
MN	782.29	6/20/2003	Sales Tax	May 2003 (through May 6)	Minnesota Department of Revenue	PO Box 64622	St. Paul	MN	55164-0622
NY	185.78	6/20/2003	Sales Tax	Prior Period Catch-up	New York State Sales Tax	PO Box 1205	New York	NY	10116-1205
NY	936.16	6/20/2003	Sales Tax	May 2003 (through May 6)	New York State Sales Tax	PO Box 1205	New York	NY	10116-1205
OH	561.23	6/20/2003	Sales Tax	May 2003 (through May 6)	Treasurer of State, State of Ohio	PO Box 16561	Columbus	OH	43266-0061
OH	3,123.64	6/20/2003	Sales Tax	Prior Period Catch-up	Treasurer of State, State of Ohio	PO Box 16561	Columbus	OH	43266-0061
PA	637.23	6/20/2003	Sales Tax	May 2003 (through May 6)	PA Department of Revenue	Dept. 280437	Harrisburg	PA	17128-0437
Troy, MI	253.75	6/20/2003	Property Tax	Notice	Oakland County Treasurer	1200 N. Telegraph Road	Pontiac	MI	48341-0479
TX	906.45	6/20/2003	Sales Tax	May 2003 (through May 6)	Comptroller of Public Accounts		Austin	TX	78774-0100
WA	2,885.91	6/20/2003	Sales Tax	May 2003 (through May 6)	Washington State Department of Revenue	PO Box 34054	Seattle	WA	98124-1054

	24,508.62

11